SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): April 1, 2005 (March 31, 2005)

                              FEDDERS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   1-8831                   22-2572390
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)

                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
             (Address of Principal Executive Offices and Zip Code)
                                (908) 604-8686
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 OTHER EVENTS.

         On March 31, 2005, Fedders Corporation (the "Company") announced that, primarily as a result of the change in its fiscal year, which has required the Company to file its financial statements for both the four-month stub period ended December 31, 2003, as well as of the year ended December 31, 2004, the Company's preparation of those financial statements and the required audit of them are not yet complete. As a result, the Company's Annual Report on Form 10-K ("Form 10-K") was not filed by March 31, 2005, the required date in order for the Form 10-K to be timely filed.


     The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

            Not applicable.

      (b) Pro Forma Financial Information.

            Not applicable.

      (c) Exhibits.

Exhibit No.    Description
-----------    -----------
99.1           Press Release issued by Fedders Corporation, dated March 31,
               2005.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FEDDERS CORPORATION

                                                By:/s/ Kent E. Hansen
                                                   --------------------------
                                                     Kent E. Hansen
                                                     Executive Vice President

Dated:  April 1, 2005


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


                                 Exhibit Index


Exhibit Number      Description
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99.1                Press Release issued by Fedders Corporation, dated March 31,
                    2005.


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